Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”) is made this 17th day of December, 2013 by and among CSS INDUSTRIES, INC., a Delaware corporation (together with its successors and/or assigns, “Borrower”), certain of the Subsidiaries of Borrower (each a “Guarantor” and individually and collectively, together with any other Guarantors who become party hereto from time to time pursuant to Section 5.10, jointly and severally the “Guarantors”), the banks and other financial institutions signatory hereto, together with other such banks and financial institutions as may from time to time become parties to this Agreement (together with their successors and/or assigns, collectively, the “Lenders”; and each individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, together with its successors and/or assigns in such capacity, the “Administrative Agent”).
BACKGROUND
The Borrower, Guarantor, Administrative Agent and Lender are parties to that certain Credit Agreement dated March 17, 2011 (as amended hereby and as may be further amended or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested, and the Administrative Agent and Lenders have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement in certain respects as set forth herein.
In consideration of the foregoing premises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:
1.    Letter of Credit Fees. Section 2.3(a) of the Credit Agreement is amended and restated to read in full as follows:
(a)    Letter of Credit Fee; Letter of Credit Negotiation Fee. In consideration of the LOC Commitment, the Borrower agrees to pay to the Issuing Lender (i) a fee (each, a “Letter of Credit Fee” and collectively, the “Letter of Credit Fees”) equal to 0.95% per annum on the average daily maximum amount available to be drawn under each standby Letter of Credit from the date of issuance to the date of expiration and (ii) a negotiation fee (each, a “Letter of Credit Negotiation Fee” and collectively, the “Letter of Credit Negotiation Fees”) equal to 0.25% of the amount drawn on any commercial Letter of Credit issued by the Issuing Lender. The Issuing Lender shall, promptly upon receipt from the Borrower, pay over to the Administrative Agent for the ratable benefit of the Lenders (including Wells Fargo) in accordance with their respective Commitments, each Letter of Credit Fee and each Letter of Credit Negotiation Fee; provided, however, that any Letter of Credit Fees and Letter of Credit Negotiation Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided cash collateral satisfactory to the Issuing Lender pursuant to Section 2.2 shall be payable, to the maximum extent permitted by applicable law, to the other Lenders in accordance with the upward adjustments in their respective Commitment Percentages allocable to such Letter of Credit pursuant to Section 2.18(a)(iv), with the balance of such fee, if any, payable to the Issuing Lender for its own account. Each Letter of Credit Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter, based on the average face amount of Letters of Credit outstanding during the quarter, and on the Commitment Termination Date. Each Letter of Credit Negotiation Fee shall be payable at the time of any draw under the applicable Letter of Credit.
2.    Effectiveness. The foregoing amendment to Section 2.3(a) of the Credit Agreement is effective immediately upon execution of this Amendment No. 1 by the Borrower, the Lenders and the Administrative Agent, with retroactive effect to the date of the Credit Agreement.
(Signature Pages to Follow)

US_ACTIVE-114810125.2-JSLAWLOR

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 the day and year first written above.
BORROWER:
CSS INDUSTRIES, INC.,
a Delaware corporation

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

CITIZENS BANK OF PENNSYLVANIA,
as Lender

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

(Signature Page to Amendment No. 1)